 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2014

HOMELAND RESOURCES LTD.
(Exact name of registrant as specified in its charter)

NEVADA	333-147501	26-0841675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9120 Double Diamond Parkway, #H269, Reno, Nevada		89521
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(877) 503-4299

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 12, 2014, Homeland Resources Ltd. (the “Company”) entered into an Investor Relations Services Agreement (the “Agreement”) dated September 16, 2014 with 1830012 Ontario Ltd. (operating as Circadian Group).  Under the terms of the Agreement, Circadian Group has agreed to provide investor relations consulting services to the Company. The Agreement is effective September 16, 2014 and is for a 1 month term. In consideration of Circadian Group’s consulting services, the Company will pay USD$6,500 to Circadian Group and may pay additional compensation at the Company’s sole discretion based on its assessment of Circadian Group’s monthly work load and effectiveness.

The above summary is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits

The following exhibits are either provided with this Current Report or are incorporated herein by reference:

Exhibit Number	Description of Exhibit
10.1	Investor Relations Services Agreement dated September 16, 2014 with 1830012 Ontario Ltd. (operating as Circadian Group).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMELAND RESOURCES LTD.

Date: September 18, 2014	By:	/s/ David St. James
David St. James, Secretary and Treasurer